www.jenseninvestment.com

SUMMARY PROSPECTUS	The Jensen Quality Growth Fund Inc.

9/30/2026

Class J Shares JENSX	Class I Shares JENIX	Class R Shares JENRX	Class Y Shares JENYX

Before you invest, you may want to review the Jensen Quality Growth Fund Inc.’s (the “Fund”) prospectus, which contains more information about the Funds and their risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.jenseninvestment.com/individual/how-to-invest/. You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2026, are incorporated by reference into this summary prospectus.

Investment Objective
The objective of The Jensen Quality Growth Fund Inc. (the “Fund”), is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
	Class J	Class I	Class R	Class Y
	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class J	Class I	Class R	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	0.50%	None
Shareholder Servicing Fee(1)(3)	None	0.05%	0.17%	None
Other Expenses(2)	0.14%	0.10%	0.37%	0.10%
Total Annual Fund Operating Expenses	0.89%	0.65%	1.54%	0.60%
(1)Class I shares are subject to an annual shareholder servicing fee not to exceed 0.10% of average daily net assets of the Class I shares.
(2)Other Expenses include custodian, transfer agency, and other customary Fund expenses not listed above and are based on the previous fiscal year’s expenses. In addition, Other Expenses for the Class J shares include sub-transfer agency fees paid to certain financial intermediaries who maintain omnibus accounts in the Fund and provide shareholder recordkeeping and servicing to their customers who own shares of the Fund.
(3)Class R shares are subject to an annual shareholder servicing fee not to exceed 0.25% of average daily net assets of the Class R shares.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class J or Class R or $250,000 in Class I or $1,000,000 in Class Y of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class J	$91	$284	$493	$1,096
Class I	$1,660	$5,201	$9,056	$20,261
Class R	$157	$486	$839	$1,834
Class Y	$6,132	$19,217	$33,479	$75,002

Summary Prospectus	The Jensen Quality Growth Fund Inc.	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, the Fund invests in equity securities of approximately 25 to 30 companies that satisfy the investment criteria described below. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies meeting the criteria for quality and growth as determined by the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser”). The Adviser considers a company to be a “growth” company if it is determined by the Adviser to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. Additionally, the Adviser seeks companies that display positive performance in a variety of historical and future performance measurements, relative to the overall U.S. equity market, over a period of time. Examples of such characteristics include:

1. Year-over-year change in: net income, few cash flow, and net sales relative to the corresponding prior year period.
2. Trailing: twelve-month earnings yield, sales-to-market capitalization ratio, and free cash flow yield.
3. The company’s ability to grow its business from free cash flow over an extended period of time.
The list above is not exclusive and there is no single factor that is determinative of whether the Adviser considers a company to be a “growth” company.

The Adviser considers a company to be a “quality” company if, as determined by the Adviser, it (i) has consistently generated a return on equity of 15% or greater for at least ten consecutive fiscal years; (ii) is in excellent financial condition; and (iii) is capable of sustaining outstanding business performance. The Adviser’s assessment of these quality factors includes an analysis and consideration of objective and subjective factors.

Equity securities in which the Fund invests as a principal strategy consist primarily of publicly traded common stocks of U.S. companies. Generally, each company in which the Fund invests must meet the Adviser’s criteria for “quality” as defined above.

These companies are selected from a universe of companies that have produced, as determined by the Adviser, long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a minimum market capitalization of $2 billion or more, and a return on equity of 15% or greater in each of the last 10 fiscal years. The Fund does not impose a maximum market capitalization. The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe. Equity securities in which the Fund invests include primarily those issued by large-capitalization companies and may also include mid-capitalization companies.

The Fund may purchase securities when they are priced below their intrinsic, or full, values as determined by the Adviser. The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 25 to 30 primarily U.S. companies. The Fund must always own the securities of a minimum of 15 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

The Fund is non-diversified, which means that a relatively high percentage of its assets are invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, that you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

•Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

•Management Risk
The Adviser may be incorrect in its judgment of the value of particular stocks. The investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

Summary Prospectus	The Jensen Quality Growth Fund Inc.	2

•Recent Market Events Risk
U.S. and international markets have experienced, and may continue to experience, significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including ongoing trade disputes between the U.S. and some of its trading partners resulting from threatened and actual imposition of tariffs and reciprocal tariffs on goods, inflation, and uncertainty regarding central banks’ interest rate changes, the possibility of a national or global recession, political events, the war between Russia and Ukraine, armed conflict in the Middle East involving the U.S. and the potential impact from any future national or global epidemics or pandemics. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia and armed conflict between the U.S. and Iran, the U.S. and the European Union imposed sanctions on certain Russian and Iranian individuals and companies, including certain financial institutions, and on Iran generally, and have limited certain exports and imports to and from Russia and Iran. The future imposition of tariffs and reciprocal tariffs among the U.S. and its trading partners, ongoing trade tensions generally, and armed conflicts around the globe have contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Non-diversification Risk
The Fund is a non-diversified mutual fund and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a “diversified” fund and therefore, it may be more sensitive to market changes than a diversified fund. Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value (“NAV”) of the Fund.

•Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment by the Fund must have attained, among other criteria, a return on equity of at least 15 percent per year for each of the prior 10 fiscal years as determined by the Adviser. Because of the relatively limited number of companies that have achieved this strong level of consistent, long-term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. At the same time, companies qualifying for the Fund’s investment universe may be limited to fewer sectors, leading to the Fund’s portfolio securities being more concentrated from time to time in a particular sector, such as information technology, that will make the Fund and its performance more sensitive to that overall sector. As a result, the
Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies across all sectors.

•Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

•Mid-Cap Company Risk
The Fund may invest some of its assets in the stocks of mid-cap companies. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-cap companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•Growth Stock Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

Performance
The performance information on the following page demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one, five and ten years compare with those of a broad measure of market performance. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com or by calling the Fund toll-free at 800-992-4144.

Summary Prospectus	The Jensen Quality Growth Fund Inc.	3

The Jensen Quality Growth Fund Inc. - Class J Shares(1)
Annual Total Return as of December 31* of Each Year

(1)The returns shown in the bar chart are for Class J shares. The performance of Class I, Class R and Class Y shares will differ due to differences in expenses.

* The Fund’s year-to-date total return for the Class J shares as of June 30, 2026 was -0.77%.

During the ten-year period shown on the bar chart, the Fund’s best and worst quarters for the Class J shares are shown below:

Best Quarter:    17.26% (2nd quarter 2020)

Worst Quarter:    -17.27% (1st quarter 2020)

Average Annual Total Returns For the Periods Ended December 31, 2025	One Year	5 Years	10 Years	Since Inception of Class Y Shares (9/30/2016)
Class J Shares
Return Before Taxes	4.76%	7.87%	12.14%	N/A
Return After Taxes on Distributions	-2.23%	5.00%	9.75%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	7.74%	6.07%	9.72%	N/A
Class I Shares
Return Before Taxes	5.00%	8.10%	12.40%	N/A
Class R Shares
Return Before Taxes	4.06%	7.32%	11.64%	N/A
Class Y Shares
Return Before Taxes	5.08%	8.18%	N/A	12.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%

Summary Prospectus	The Jensen Quality Growth Fund Inc.	4

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor’s individual tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for the Class J shares only and after-tax returns for the Class I, R and Y shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions” may be negative number when the “Return Before Taxes” is a positive number for the same period. A negative after-tax return figure in such situation can result when significant distributions of net capital gains are made during the same period.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

Portfolio Manager	Years of Service with the Fund	Primary Title
Robert D. McIver	Since 2005	President and Managing Director
Kurt M. Havnaer	Since 2015	Portfolio Manager
Allen T. Bond	Since 2015	Head of Research and Managing Director
Adam D. Calamar	Since 2015	Portfolio Manager
Jeffrey D. Wilson	Since 2025	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (The Jensen Quality Growth Fund Inc., c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 (for overnight or express mail)), by telephone at 800-992-4144, on any day the New York Stock Exchange is open for trading, or by wire. Investors who wish to purchase or redeem shares of the Fund through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are as follows:

	Minimum Investment Amount
	Initial	Additional
Class J Shares	$2,500	$100
Class I Shares	$250,000	$100
Class R Shares	$2,500	$100
Class Y Shares	$1,000,000	$100

These minimums may be waived for accounts held in qualified retirement or profit sharing plans, and/or omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Adviser. Registered investment advisors and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may be required to pay commissions and/or other forms of compensation to the broker-dealer or other intermediaries for transactions in the Fund, which are not reflected in the fee table or expense example. Ask your advisor or visit your financial intermediary’s website for more information.

Summary Prospectus	The Jensen Quality Growth Fund Inc.	5